Exhibit 99.2

ACI Worldwide®

Earnings Presentation

Q2 2026

August 6, 2026

Reform Act of 1995 Safe Harbor for Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties

The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.

The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Powering the world’s payments ecosystem

ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth, while continuously modernizing their payment infrastructures, simply and securely.

With more than 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

ACI Financial Results Q2 2026

CEO Perspective



Thomas W. Warsop, III
ACI President and Chief Executive Officer

"Signing two U.S.-based customers for ACI Connetic is a significant milestone and validates both the strength of our cloud-native payments platform and the growing demand for payments modernization in the world's largest banking market.

"In the second quarter, we delivered 7% revenue growth, expanded EBITDA margins and continued to execute our balanced capital allocation strategy. We continued to invest in ACI Connetic to support long-term organic growth and, at the same time, returned capital to shareholders through share repurchases. As a result of our strong first-half performance, we are increasing our full-year revenue and adjusted EBITDA guidance. We enter the second half of 2026 with strong momentum, a healthy pipeline and confidence in our ability to create long-term shareholder value."

First Half 2026 and Q2 2026 Highlights

Continued Growth Momentum Entering Second Half 2026

- Q2 revenue of $430M, up 7% versus Q2 2025 (6% in constant currency)
- Q2 GAAP net income of $32M and adjusted EBITDA** of $91M, up 12% versus Q2 2025 (9% in constant currency)
- Q2 GAAP diluted EPS of $0.31 and adjusted diluted EPS of $0.54, up 54%
- Successfully enabled ACI Connetic across eight major U.S. payment networks and signed two U.S. customers to date
- Strong financial position with $167M in cash and 1.2x net debt leverage ratio*
- Balanced use of cash. 2.5 million shares repurchased YTD for $107 million; average price of $42.75
- Expect to allocate 50% to 60% of cash flow from operating activities in 2026 toward share repurchases
- Raising revenue and adjusted EBITDA financial guidance for full year 2026

** Statistics as of June 30, 2026*

*** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data*

First Half 2026 Payment Software

Segment Revenue	Segment EBITDA	Segment Detail
Payment Software revenue was $410M, up 5% versus first half of 2025	Payment Software adjusted EBITDA was $207M, up 5% versus first half of 2025	Merchant Payments revenue up 12%
Payment Software recurring revenue was $203M, up 4%	Payment Software net adjusted EBITDA margin of 50%, in line with the first half of 2025	Issuing and Acquiring revenue up 9%
Payment Software SaaS revenue was $100M, up 6%		Payments Intelligence revenue up 1%
		Real-Time Payments revenue down 17%

Q2 2026 Payment Software

Segment Revenue	Segment EBITDA	Segment Detail
Payment Software revenue was $196M, up 7% versus Q2 2025	Payment Software adjusted EBITDA was $94M, up 9% versus Q2 2025	Issuing & Acquiring revenue up 33%, driven by large expansions with renewing customers
Payment Software recurring revenue was $102M, up 2%	Payment Software net adjusted EBITDA margin of 48%, up from 46% in Q2 2025	Merchant Payments revenue up 3%
Payment Software SaaS revenue was $51M, up 2%		Payments Intelligence revenue up 3%
		Real-Time Payments revenue down 43%, down from last year due to renewal timing

All growth rates are on a constant currency basis

First Half 2026 Biller

Segment Revenue	Segment EBITDA	Segment Detail
Biller revenue was $446M, up 7% versus first half of 2025	Biller adjusted EBITDA was $69M, down 3% versus first half of 2025	Speedpay ONE gaining momentum
Biller interchange was $312M, versus $282M in first half of 2025	Biller net adjusted EBITDA margin of 51%, down from 53% in first half of 2025	Full-year 2026 Biller revenue growth in the high single digits remains unchanged
Biller net revenue was $134M, consistent with the first half of 2025		

Q2 2026 Biller

Segment Revenue	Segment EBITDA	Segment Detail
Biller revenue was $234M, up 5% versus Q2 2025	Biller adjusted EBITDA was $35M, down 13% versus Q2 2025	Results in current period reflect strong prior-year period, certain discrete operating expense and continued investments in Speedpay ONE
Biller interchange was $166M, versus $151M in Q2 2025	Biller net adjusted EBITDA margin of 51%, down from 56% in Q2 2025	
Biller net revenue was $68M, down 3%		

All growth rates are on a constant currency basis

First Half 2026 Cash Flow, Balance Sheet and Repurchases

Cash Flow	Balance Sheet and Liquidity*	Uses of Cash*
Cash flow from operations was $135M versus $128M in first half of 2025	$167M cash on hand	Repurchased approximately 2.5M shares YTD 2026 for approximately $107M; average price of $42.75
	$826M debt balance Net debt ratio of 1.2x EBITDA**	$349M remains available on the share repurchase authorization
	ACI had total cash and available liquidity under its credit facility of $540M	Expect to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions

** Statistics as of June 30, 2026*

*** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data*

2026 Financial Guidance

Expect High Single-Digit Revenue and Adjusted EBITDA Growth, with Continued Capital Returns

	Next Quarter Guidance		Full Year Guidance	
	Q3 2026		FY 2026	
	Low	High	Low	High
Revenue	$417	$427	$1,895	$1,925
Adjusted EBITDA	$90	$95	$545	$560

$ in millions

- Expect both Payment Software and Biller segments to grow upper single digits
- Expect 2H revenue phasing to be weighted 40%/Q3 and 60%/Q4
- Expect to allocate 50% to 60% of cash flow from operating activities toward share repurchases, subject to market conditions
- Capital expenditures expected to approximate $45M

- Cash taxes expected to approximate $80 - 90M
- Interest expense, net expected to approximate $30M
- Depreciation and amortization expected to approximate $90M
- Non-cash compensation expense expected to approximate $65 - 75M
- Effective tax rate expected to approximate 25%
- Diluted share count expected to approximate 101 million shares (excluding future share buy-back activity)

Supplemental Financial Data

Supplemental Financial Data

Recurring Revenue (millions)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
SaaS and PaaS fees	$ 284.8	$ 271.3	$ 546.7	$ 508.3
Maintenance fees	51.6	50.4	102.5	99.1
Recurring Revenue	**$ 336.3**	**$ 321.7**	**$ 649.2**	**$ 607.4**

New Bookings (millions)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	TTM Ended June 30, 2026	TTM Ended June 30, 2025
Annual recurring revenue (ARR) bookings	$ 18.3	$ 24.3	$ 67.7	$ 79.5
License and services bookings	59.2	58.1	255.2	290.2

Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data

Adjusted EBITDA (millions)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net income	**$ 31.8**	**$ 12.2**	**$ 70.1**	**$ 71.1**
Plus:				
Income tax expense	7.1	5.7	19.2	18.4
Net interest expense	6.4	10.6	15.0	21.2
Net other (income) expense	(0.7)	6.4	(2.2)	(17.3)
Depreciation expense	3.6	3.2	7.0	6.4
Amortization expense	20.4	20.9	42.3	41.7
Non-cash stock-based compensation expense	18.7	16.4	35.6	28.0
Adjusted EBITDA before significant transaction-related expenses	**$ 87.3**	**$ 75.4**	**$ 187.1**	**$ 169.5**
Significant transaction-related expenses:				
Cost reduction strategies	0.4	5.1	5.8	5.1
Other	3.1	0.4	3.1	0.4
Adjusted EBITDA	**$ 90.8**	**$ 80.9**	**$ 196.0**	**$ 175.0**
Revenue, net of interchange				
Revenue	$ 430.4	$ 401.3	$ 856.2	$ 795.8
Interchange	165.6	151.1	311.9	281.9
Revenue, net of interchange	**$ 264.8**	**$ 250.2**	**$ 544.3**	**$ 513.9**
Net Adjusted EBITDA Margin	**34 %**	**32 %**	**36 %**	**34 %**

Note: Amounts may not recalculate due to rounding.

ACI Worldwide®

Supplemental Financial Data

Segment Information (millions)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Revenue				
Payment Software	$ 196.4	$ 179.3	$ 409.8	$ 380.1
Biller	234.1	221.9	446.3	415.7
Total Revenue	**$ 430.4**	**$ 401.3**	**$ 856.2**	**$ 795.8**
Recurring Revenue				
Payment Software	$ 102.3	$ 99.8	$ 202.9	$ 191.6
Biller	234.1	221.9	446.3	415.8
Total	**$ 336.3**	**$ 321.7**	**$ 649.2**	**$ 607.4**
Segment Adjusted EBITDA				
Payment Software	$ 93.6	$ 83.3	$ 206.9	$ 189.8
Biller	34.7	39.8	68.7	70.7

Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data

EPS Impact of Non-cash and Significant Transaction-related Items (millions)

	Three Months Ended June 30,			
	2026		2025	
	EPS Impact	$ in Millions (Net of Tax)	EPS Impact	$ in Millions (Net of Tax)
GAAP net income	$ 0.31	$ 31.8	$ 0.12	$ 12.2
Adjusted for:				
Significant transaction-related expenses	0.03	2.7	0.04	4.1
Amortization of acquisition-related intangibles	0.04	4.2	0.04	4.2
Amortization of acquisition-related software	0.02	1.6	0.03	3.2
Non-cash stock-based compensation	0.14	14.7	0.12	13.0
Total adjustments	**0.23**	**23.2**	**0.23**	**24.5**
Adjusted Diluted EPS	**$ 0.54**	**$ 55.0**	**$ 0.35**	**$ 36.7**

EPS Impact of Non-cash and Significant Transaction-related Items (millions)

	Six Months Ended June 30,			
	2026		2025	
	EPS Impact	$ in Millions (Net of Tax)	EPS Impact	$ in Millions (Net of Tax)
GAAP net income	$ 0.69	$ 70.1	$ 0.67	$ 71.1
Adjusted for:				
Gain on sale of equity investment	—	—	(0.20)	(21.7)
Significant transaction-related expenses	0.07	6.8	0.04	4.1
Amortization of acquisition-related intangibles	0.08	8.4	0.08	8.3
Amortization of acquisition-related software	0.05	4.9	0.06	6.4
Non-cash stock-based compensation	0.27	28.1	0.21	22.2
Total adjustments	**0.47**	**48.2**	**0.19**	**19.3**
Adjusted Diluted EPS	**$ 1.16**	**$ 118.3**	**$ 0.86**	**$ 90.4**

Note: Amounts may not recalculate due to rounding.

Non-GAAP Financial Measures

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

- Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss).
- Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss).
- Adjusted Diluted EPS: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Adjusted diluted EPS should be considered in addition to, rather than as a substitute for, diluted EPS.
- Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue.
- ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," "will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this presentation include, but are not limited to: (i) the growing demand for payments modernization in the world's largest banking market, (ii) we enter the second half of 2026 with strong momentum, a healthy pipeline and confidence in our ability to create long-term shareholder value, (iii) based on new business wins and current transactions trends, the company's expectation for full-year 2026 Biller revenue growth in the high single digits remains unchanged, (iv) expect both Payment Software and Biller segments to grow upper single digits, (v) our full-year outlook including Q3 2026 and full-year 2026 revenue and adjusted EBITDA financial guidance, and (vi) expectations to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, reliance on third-party cloud infrastructure and related services, reliance on third-parties, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adoption of ACI Connetic, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management's backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

ACI Worldwide®